[LOGO OMITTED}
                     American Physicians Service Group, Inc.

                   1301 Capital of Texas Highway, Suite C-300
                               Austin, Texas 78746

                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 14, 2005

To Our Shareholders:

     You are cordially invited to attend our 2005 Annual Meeting of Shareholders to be held at our offices, located at 1301 Capitol of Texas Hwy, Suite C-300, Austin, Texas 78746, on Tuesday, June 14, 2005 at 8:30 a.m., Austin, Texas time, for the following purposes:

(a) To elect five directors to serve on our Board of Directors;

(b) To approve the 2005 Incentive and Non-qualified Stock Option Plan;

(c) To approve the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Master Plan; and

(d) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The accompanying proxy statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

     Only shareholders of record of our common stock at the close of business on April 21, 2005 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     You are cordially invited and urged to attend the meeting. Whether or not you intend to attend the meeting, we ask that you sign and date the accompanying proxy and return it promptly in the enclosed self-addressed envelope. If you attend the meeting, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, you may revoke your proxy at any time before it is exercised in the manner described in the proxy statement.

                                            By Order of our Board of Directors


                                            W. H. HAYES
                                            Secretary
Austin, Texas
May 6, 2005

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
                   1301 Capital of Texas Highway, Suite C-300
                               Austin, Texas 78746

                                 PROXY STATEMENT
                                       for
                       2005 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 14, 2005

     Our board of directors hereby solicits your proxy for use at our 2005 Annual Meeting of Shareholders to be held at our offices, located at 1301 Capitol of Texas Hwy, Suite C-300, Austin, Texas 78746, on Tuesday, June 14, 2005 at 8:30 a.m., Austin, Texas time, and any adjournment(s) thereof. This solicitation may be made in person or by mail, telephone, or telecopy by our directors, officers, and employees, who will receive no extra compensation for participating in this solicitation. In addition, we will reimburse banks, brokerage firms, and other fiduciaries for forwarding solicitation materials to the beneficial owners of our common stock held of record by such persons. We will pay the entire cost of this solicitation. This proxy statement was first mailed to shareholders on or about May 6, 2005.

         References in this report to "we", "us", "our", and the "Company" mean American Physicians Service Group, Inc.

                                  ANNUAL REPORT

     Enclosed is our Annual Report to Shareholders for the year ended December 31, 2004, including our audited financial statements. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                            OUTSTANDING COMMON STOCK

     Only shareholders of record at the close of business on April 21, 2005 are entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof. At April 21, 2005, we had outstanding and entitled to vote 2,598,748 shares of our common stock.

                                 QUORUM; VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the meeting but with respect to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

     On all matters (including election of directors) submitted to a vote of the shareholders at the meeting or any adjournment(s) thereof, each holder of our common stock will be entitled to one vote for each share of our common stock owned of record by such shareholder at the close of business on April 21, 2005. Cumulative voting is not permitted in the election of our directors.

     Proxies in the accompanying form which are properly executed and returned and that are not revoked will be voted at the meeting and any adjournment(s) thereof and will be voted in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted according to the recommendations of our board of directors, which are contained in this proxy statement. Our board of directors knows of no matters, other than those presented in this proxy statement, to be presented for consideration at the meeting. If, however, other matters properly come before the meeting or any adjournment(s) thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on any such matters. The persons named in the accompanying proxy may also, if they believe it advisable, vote such proxy to adjourn the meeting from time to time.

     Each matter submitted to the shareholders requires the affirmative vote of a majority of the shares entitled to vote and present in person or by proxy. If you abstain from voting on a proposal, your abstention will have the effect of a negative vote on such proposal. Broker non-votes will have the effect of a negative vote on any proposal.

                               REVOCATION OF PROXY

     You have the power to revoke your proxy at any time before the shares it represents are voted. A revocation will be effective upon receipt, at any time before the meeting is called to order, by our Secretary of either (a) an instrument revoking your proxy or (b) a proxy duly executed by you bearing a later date than the preceding proxy. Additionally, you may change or revoke a previously executed proxy by voting in person at the meeting.

                            1. ELECTION OF DIRECTORS

GENERAL

     Pursuant to our bylaws, our board of directors has, by resolution, fixed the number of directors at five, and five directors will be elected. All nominees will be elected to hold office until our next annual meeting of shareholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

     Should any nominee for director become unwilling or unable to accept nomination or election, the proxies will be voted for the election, in his or her stead, of such other persons as our board of directors may recommend or our board of directors may reduce the number of directors to be elected. We have no reason to believe that any nominee named below will be unwilling or unable to serve.

NOMINEES
                                                                Director of
                   Name                     Age                Company Since
                ----------                 ----                 ------------
              Lew N. Little, Jr.             48                       -
              Jackie Majors                  71                     2003
              William A. Searles             62                     1989
              Kenneth S. Shifrin             56                     1987
              Cheryl Williams                53                     2003

     Mr. Little has been Chief Executive Officer of Harden Healthcare, LLC., an operator and manager of senior care facilities, since December 2001. Mr. Little was President of Capstar Partners, LLC., a private investment company, from February 2000 until joining Harden Healthcare. Prior to his association with Capstar, Mr. Little had spent 18 years in the banking industry, most recently as President of Bank of America in Austin, Texas.

     Mr. Majors has been a director since March 2003. He previously served on our board of directors from 1989 through 1993. Mr. Majors was a director and President of Prime Medical Services, Inc., or Prime, a provider of lithotripsy services and a manufacturer of specialty vehicles for the transport of medical and broadcast/communications equipment from 1989 until his retirement in 1996. He was an independent business consultant from 1986 to 1989 and our Vice President-Merger and Acquisitions from 1984 to 1986.

     Mr. Searles has been a director of ours since 1989. He has been an independent business consultant since 1989. Before then, he spent 25 years with various Wall Street firms, the last ten of which were with Bear Stearns (an investment banking firm) as an Associate Director/Limited Partner. He has served as Chairman of the Board of APS Investment Services, Inc., a wholly-owned subsidiary of ours (which we will refer to as Investment Services), since May 1998. He currently serves as a director of HealthTronics, Inc., a urology services and equipment manufacturer which is quoted on the Nasdaq National Market under the symbol "HTRN". Prime was merged into HealthTronics in November 2004. Mr. Searles served as a director of Prime from 1989 until the time of the merger.

     Mr. Shifrin has been our Chairman of the Board since March 1990. He has been our President and Chief Executive Officer since March 1989 and he was President and Chief Operating Officer from June 1987 to February 1989. He has been a director of ours since February 1987. From February 1985 until June 1987, Mr. Shifrin served as our Senior Vice President - Finance and Treasurer. Mr. Shifrin currently serves as Vice Chairman of HealthTronics, and served as the Chairman of the Board of Prime from 1989 until its merger into HealthTronics. He has also served as a director of Financial Industries Corporation, or FIC, a provider of life insurance and annuity products, since June 2003. Mr. Shifrin is a member of the World Presidents Organization.

     Ms. Williams has been a director of ours since December 2003. She has been a private investor and business consultant since 2002. She was Chief Financial Officer of Prime from 1989 to 2002. Prior to that she held finance and accounting positions in the data processing and aircraft industries.

        THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE FOR DIRECTOR.

COMPENSATION OF DIRECTORS

     Nonemployee directors receive a fee of $2,500 for each in-person board meeting, $400 for teleconference board meetings and $400 for each committee meeting they attend. The chairpersons of the Audit Committee and of the Compensation Committee each receive an annual stipend of $5,000 for serving in those capacities. Mr. Shifrin does not receive separate compensation for his services as a director. Directors are eligible to receive stock option grants under our 1995 Incentive and Non-Qualified Stock Option Plan. In 2004, Mr. Majors, Mr. Myer, Mr. Searles and Ms. Williams were each granted options for 5,000 shares of our common stock. Mr. Shifrin received options for 10,000 shares of our common stock, as reported in the "Options Granted in 2004" chart of the "Executive Compensation" section of this proxy statement. All of these options have an exercise price equal to the closing price on the date of grant and are fully vested at the date of grant. Directors are also eligible to receive grants of our common stock under the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Plan (the "Deferred Compensation Plan"), subject to shareholder approval of such plan. For further discussion of this plan, see "Proposal to Approve the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Plan." In 2004, Mr. Shifrin was awarded 2,000 shares and Mr. Majors, Mr. Myer, Mr. Searles and Ms. Williams were each awarded 1,000 shares. The Deferred Compensation Plan is subject to approval by the shareholders at this Annual Meeting, as described in Proposal 3 in this Proxy Statement. Should Proposal 3 not be approved, these deferred stock grants will be converted to cash awards at the fair market value of the shares on the date of grant. Such cash awards would be $20,240 to Mr. Shifrin and $10,120 each to Mr. Majors, Mr. Myer, Mr. Searles and Ms. Williams.

CERTAIN ADDITIONAL INFORMATION CONCERNING OUR BOARD OF DIRECTORS

         No family relationships exist among our officers or directors. Except as indicated above with respect to HealthTronics and FIC, no director is a director of any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

         Our board of directors held eleven meetings during 2004, and each director attended at least 75% of (a) the total number of our board meetings held during 2004 (or, if shorter, during the period he or she served as a director) and (b) the total number of meetings held by all committees of the board on which he or she served during 2004 (or, if shorter, during the period he or she served as a director) except for Mr. Myer who attended 73% of all board meetings and more than 75% of all committee meetings. It is the policy of the Board of Directors to hold an executive session without the presence of management at each Board meeting.

                     BOARD COMMITTEES; CORPORATE GOVERNANCE

GENERAL

         There are currently five members of our board of directors, including three directors who the board has determined to be independent under Rule 4200(a)(15) of the Nasdaq listing standards. Our board of directors has determined that Mr. Little will be independent under Rule 4200(a)(15) of the Nasdaq listing standards.

         Our board of directors has an audit committee, a compensation committee and a nominating committee. Our board of directors has adopted a written charter for each of these committees.

BOARD MEETINGS

         In regard to directors' attendance at annual shareholders meetings, although we do not have a formal policy regarding such attendance, our board of directors encourages all board members to attend such meetings, but such attendance is not mandatory. All of our board members attended the 2004 annual shareholders meeting. In addition, our board of directors holds its regular annual meeting immediately following the annual shareholders meeting.

AUDIT COMMITTEE

         Our board of directors has an audit committee that, during 2004, consisted of three directors, Mr. Majors, Mr. Myer and Ms. Williams. Our board has determined that the committee members are "independent" as defined in Rule 4200(a)(15) of the Nasdaq listing standards. In addition, our board has determined that the committee members meet the independence standards set forth in Rule 10A-3(b)(1) of the Exchange Act. Our board has further determined that Ms. Williams is an "audit committee financial expert" as such term is defined in
Item 401(h) of Regulation S-K promulgated by the SEC. The audit committee held six meetings during 2004. Members attended all meetings, except Mr. Myer who was unable to attend one meeting. The audit committee meets with our independent auditors, reviews our financial statements, and selects our independent auditors for each fiscal year.

         The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to Ms. Williams, the chairperson of the audit committee, when expedition of services is necessary.

COMPENSATION COMMITTEE

     Our board has a compensation committee, which in 2004 consisted of three directors, Mr. Majors, Mr. Myer and Ms. Williams, all of whom are "independent" directors as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The chairperson of the committee is Mr. Majors. The compensation committee held five meetings during 2004, with all members attending. The compensation committee recommends to the board the compensation of our executive officers and directors.

NOMINATING COMMITTEE

     Our board of directors has a nominating committee that assists the board in identifying qualified individuals to become directors. During 2004 the committee consisted of two members, Mr. Majors and Mr. Myer. Both are "independent" directors as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The chairperson of the committee is Mr. Majors. The nominating committee held one meeting in 2004.

         The nominating committee identifies nominees by first evaluating the current members of the board who are willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service or if the nominating committee decides not to recommend a member for re-election, the nominating committee will identify the desired skills and experience of a new nominee in light of the criteria below. Research may be performed to identify qualified individuals. To date, the nominating committee has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although it may do so in the future if it considers doing so necessary or desirable. Mr. Little, who has not previously stood for election, was recommended by the nominating committee.

         The consideration of any candidate for service on our board is based on the nominating committee's assessment of the candidate's professional and personal experiences and expertise relevant to our operations and goals. The committee evaluates each candidate on his or her ability to devote sufficient time to board activities to effectively carry out the work of the board. The ability to contribute positively to the existing collaborative culture among board members is also considered by the committee. In addition, the committee considers the composition of the board as a whole; the status of the nominee as "independent" under the Nasdaq's listing standards and the rules and regulations of the SEC; and the nominee's experience with accounting rules and practices. Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating committee may also consider such other factors as it may deem are in our and our shareholders' best interests.

         After completing its evaluation, the nominating committee makes a recommendation to the full board of directors as to the persons who should be nominated by the board, and the board determines the nominees after considering the recommendation and report of the nominating committee.

         The nominating committee will consider director candidates recommended by our shareholders. The nominating committee does not have a formal policy on shareholder nominees, but intends to assess them in the same manner as other nominees, as described above. To recommend a prospective nominee for the nominating committee's consideration, shareholders should submit in writing the candidate's name and qualifications, and otherwise comply with our bylaws' requirements for shareholder nominations, which are described under "Shareholder Proposals" below, to:
                         American Physicians Service Group, Inc.
                         Corporate Secretary
                         1301 Capital of Texas Hwy, Suite C-300
                         Austin, TX 78746

         A copy of the nominating committee's charter is available on our web site at http://www.amph.com. The contents of this web site are not incorporated by reference and the web site address provided in this proxy statement is intended to be an inactive textual reference only.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         If a shareholder desires to send a communication to our board of directors, such shareholder should send the communication to:

                         American Physicians Service Group, Inc.
                         1301 Capital of Texas Hwy, Suite C-300
                         Austin, TX 78746
                         Attention:  Chairman of the Board

The chairman of the board will forward the communication to the other board members.

         If a shareholder desires to send a communication to a specific board member, such shareholder should send the communication to the above address with attention to the specific board member, not the chairman of the board (unless such shareholder desires to send the communication to the chairman).

CODE OF ETHICS

         We have established a Code of Ethics for our chief executive officer, senior finance officers and all other employees. A current copy of this code is available on our web site at http://www.amph.com. The contents of this web site are not incorporated by reference and the web site address provided in this proxy statement is intended to be an inactive textual reference only.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         Set forth below is information concerning aggregate cash compensation earned during each of our last three fiscal years by our chief executive officer and each of our other most highly compensated executive officers who received in excess of $100,000 in salary and bonuses during any of the last three years, who we will refer to as our named executive officers.


                                                                                            Long Term
                                                          Annual Compensation             Compensation
                                                      ----------------------------      --------------------------
                                                                                          Securities                    All Other
                                                                                          Underlying      LTIP           Compen-
Name and Principal Position          Fiscal Year     Salary ($)       Bonus ($)            Options       Payouts          sation
                                                                                              (#)         (#)(1)          ($)(2)
-----------------------------        -----------     ----------      -----------          ---------      ---------      ----------
Kenneth S. Shifrin, Chairman,            2004          300,000         458,000              10,000         10,308          6,360
President and Chief                      2003          300,000         421,000              50,000           --            6,152
Executive Officer                        2002          293,751         200,000 (3)          75,000           --            4,548

William H. Hayes, Senior Vice            2004          139,992         104,000               5,000          3,326          6,355
President-Finance, Secretary and         2003          130,412         101,000              40,000           --            6,632
Chief Financial Officer                  2002          126,246          50,000              35,000           --            5,002

Maury L. Magids, Senior Vice             2004          224,167         353,526              25,000         10,923            240
President - Insurance                    2003          204,996         263,585              25,000           --              216
                                         2002          180,000         228,529              15,000           --              216

William A. Searles                       2004          108,000 (4)     238,102 (5)           5,000          1,000             --
Chairman of the Board                    2003           72,000 (4)     453,000 (5)          35,000           --               --
of Investment Services                   2002           72,000 (4)     213,000 (3)(5)       50,000           --               --





(1) These shares were granted under the Deferred Compensation Plan, which is being submitted for shareholder approval with this Proxy Statement. See discussion under "Proposal to Approve the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Plan". Should the Deferred Compensation Plan not be approved, the deferred stock awards would be converted to non-deferred cash awards as follows: Mr. Shifrin $113,224, Mr. Hayes $25,233, Mr. Magids $120,235 and Mr. Searles $10,120.

(2) Consists of our matching contributions to our 401(k) plan and premiums paid for group life insurance in excess of $50,000 coverage with respect to such officer.

(3) The amount shown excludes $276,000 and $56,000 paid to Mr. Shifrin and Mr. Searles, respectively, under a 1999 incentive plan related to profits we realize upon the sale of our investment in Prime.

(4)   Director's fee for serving as Chairman of Investment Services.

(5) Non-discretionary incentive bonus based on Investment Services achieving specified levels of return on capital.

OPTIONS GRANTS IN LAST FISCAL YEAR

         The following table provides information related to options granted to the named executive officers during 2004. We do not have any outstanding stock appreciation rights.

                                           Individual Grants
-----------------------------------------------------------------------------------------------------------------------------
                            Number of                                                                  Potential realizable
                            securities        Percent of                                                 value at assumed
                            underlying      total options                                              annual rates of stock
                              options         granted to          Exercise                            price appreciation for
                              granted        employees in           Price         Expiration                option term:
        Name                  (#)(1)          fiscal year          ($/Sh)            Date             5%($)(2)        10%($)
---------------------     ------------      -------------        ----------      ------------        ----------     ----------
 Kenneth S. Shifrin           10,000              8%               $10.12          12/06/09            27,960         61,783

 William H. Hayes              5,000              4%               $10.12          12/06/09            13,980         30,892

 Maury L. Magids              20,000             16%                $9.60           1/14/09            53,046        117,218
                               5,000              4%               $10.12          12/06/09            13,980         30,892

 William A. Searles            5,000             --(3)             $10.12          12/06/09            13,980         30,892





(1) These options were granted at the closing price on the date of grant. The grant of 20,000 options to Mr. Magids vests in three annual installments beginning one year after the date of grant. All other options were vested at the date of grant.

(2) The potential realizable value of the options granted in 2004 was calculated by multiplying those options by the excess of (a) the assumed market value of our underlying common stock five years from grant date of the options if the market value of our common stock were to increase 5% or 10%, as applicable, in each year of the option's 5-year term over (b) the exercise price noted above. This calculation does not take into account any taxes or other expenses which might be owed. The 5% and 10% appreciation rates are set forth in the Securities and Exchange Commission rules and we make no representation that our common stock will appreciate at these assumed rates or at all.

(3) Mr. Searles is a director and Chairman of Investment Services, but is not an employee.

Aggregated Option Exercises During 2004 and Option Values at December 31, 2004

         The following table provides information related to options exercised by the named executive officers during 2004 and the number and value of unexercised options held at December 31, 2004. We do not have any outstanding stock appreciation rights.


                                                                      Number of Securities            Value of Unexercised
                                                                     Underlying Unexercised         In-the-Money Options at
                                                                   Options at Fiscal Year-End           Fiscal Year-End (2)
                                                                  ---------------------------      ------------------------
                           Shares Acquired        Value
                            on Exercise          Realized        Exercisable      Unexercisable     Exercisable      Unexercisable
      Name                      (#)                ($)(1)              (#)             (#)               (#)              (#)
---------------------      -------------        ----------       -----------      ------------      ----------      --------------
 Kenneth S. Shifrin             35,000           $215,775          134,000           51,000          867,005          266,320

 William H. Hayes                7,000            $78,488           40,000           40,000          202,320          185,180

 Maury L. Magids                   --                --             31,000           42,000          176,520          157,800

 William A. Searles             45,000           $310,975           55,000           35,000          296,110          187,090




(1) The Value Realized is calculated by subtracting the per share exercise price of the option from the closing price of our common stock on the date of exercise and multiplying the difference by the number of shares of our common stock acquired upon exercise.

(2) The Value of Unexercised In-the-Money Options is before any income taxes and is determined by aggregating for each option outstanding as of December 31, 2004 the amount calculated by multiplying the number of shares underlying such option by an amount equal to the closing price of our common stock on December 31, 2004, which was $10.39, less the exercise price of such option.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

        The following table provides information related to common stock granted under the Deferred Compensation Plan during 2004.

                Long-Term Incentive Plans - Awards in Last Fiscal Year
                                                                                           Estimated Future Payouts under
                                                                                            Non-Stock Priced-Based Plans
                                                                                      -----------------------------------------
                                                        Performance
                                  Number of              or Other
                               Shares, Units or         Period Until
                                Other Rights (#)         Maturation                    Threshold        Target          Maximum
           Name                                           or Payout                       (#)             (#)             (#)
-------------------------       -------------         ---------------                 -----------      ---------       ---------
   Kenneth S. Shifrin               6,311                (1) (2)                         6,331           6,331           6,331
                                    2,000                (1) (3)                         2,000           2,000           2,000
                                    1,977                (1)                             1,977           1,977           1,977

   William H. Hayes                   931                (1) (2)                           931             931             931
                                    2,000                (1)                             2,000           2,000           2,000
                                      395                (1)                               395             395             395

   Maury L. Magids                  1,012                (1) (2)                         1,012           1,012           1,012
                                    2,000                (1)                             2,000           2,000           2,000
                                    7,911                (1)                             7,911           7,911           7,911

   William A. Searles               1,000                (1) (3)                         1,000           1,000           1,000




(1) Represents awards under the Deferred Compensation Plan, which is being submitted for shareholder approval in this Proxy Statement. Shares are earned in the year of award. Payout of the shares is subject to a schedule wherein shares become eligible for payout over five years, in equal annual amounts, following the grant (the "eligible shares"). Upon reaching age 60, participants are then entitled to receive the eligible shares and the shares that become eligible each year thereafter. In the event that a participant is terminated or resigns, and signs a non-competition agreement, all of the shares granted become eligible and will be paid out in four equal annual installments beginning with the date of the non-competition agreement. In the event that a terminating participant does not sign a non-competition agreement or if a participant is terminated for cause, the participant will receive only the eligible shares and shares not yet eligible will be forfeited and allocated pro rata to the remaining participants. All shares granted are to be paid out in the event of the death or disability of the participant. Should the Deferred Compensation Plan not be approved by shareholders the deferred stock awards would be converted to non-deferred cash awards as follows: Mr. Shifrin $113,224, Mr. Hayes $25,233, Mr. Magids $120,235, and Mr. Searles $10,120.

(2) Awarded in 2004 for 2003 performance under the newly-developed Deferred Compensation Plan.

(3)      Related to service as a director.

EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with Mr. Shifrin and Mr. Hayes. Each of these agreements provides for the payment of a base salary, eligibility for performance bonuses as determined by our board of directors, and such other benefits as are available to our other salaried employees. Mr. Schifrin's agreement provides for a monthly salary, currently $29,166, and terminates March 1, 2010. Mr. Hayes' agreement provides for a monthly salary, currently $12,500, and terminates March 1, 2008. Mr. Searles has a similar Consulting Agreement, which provides for a monthly fee of $9,000 and terminates March 1, 2008. Each of the agreements entitles the employee/director to receive lump-sum payments in the event the agreements are terminated by us without cause or by the employee/director following a "change in control" of us, as defined in the agreements. These payments are calculated as the greater of (a) for Mr. Shifrin, five times, and for Mr. Hayes and Mr. Searles, three times, their respective average annual cash compensation earned for the past five years, or (b) the total cash compensation that would otherwise have been payable to them throughout the remainder of the term of their employment/consulting agreements assuming their current compensation, including the amount of any bonuses for the immediately preceding calendar year, would have remained the same throughout the remainder of the term of their employment/consulting agreements.

INDEMNITY AGREEMENTS

     We have entered into indemnity agreements with our directors and certain of our officers. The agreements generally provide that, to the extent permitted by law, we must indemnify each such person for judgements, expenses, fines, penalties and amounts paid in settlement of claims that result from the fact that such person was our officer, director or employee. In addition, our articles of incorporation and certain of our subsidiaries' articles of incorporation provide for certain indemnifications and limitations on director liability.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information, as of December 31, 2004, concerning shares of common stock authorized for issuance under all of our equity compensation plans.



                                                                                         Number of Securities Remaining
                                Number of Securities To                                  Available For Future Issuance
Plan category                   be Issued Upon Exercise     Weighted Average Exercise      Under Equity Compensation
                                of Outstanding Options,        Price of Outstanding       Plans (Excluding Securities
                                  Warrants and Rights      Options, Warrants and Rights     Reflected in Column (a))
                                  -------------------      ----------------------------   ----------------------------
                                          (a)                          (b)                            (c)
Equity compensation plans
   approved by security                 721,000                       $6.04                       149,000 (1)
   holders...

Equity compensation plans
   not approved by security                --                          $ --                            --
   holders...

                       Total...         721,000                       $6.04                       149,000 (1)



(1) We have made no option grants from these shares as of April 21, 2005 and we will cancel the 149,000 shares upon shareholder approval of the 2005 Incentive and Non-Qualified Stock Option Plan. They will otherwise expire on June 15, 2005.


                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Company is engaged in several highly competitive industries. For the Company to succeed, the Company believes that it must be able to attract and retain qualified executives. To achieve this objective, we have structured an executive compensation policy tied to operating performance that we believe has enabled the Company to attract and retain key executives.

     During 2004, the Compensation Committee was comprised of Mr. Majors, chairman, Mr. Myer and Ms. Williams. Mr. Myer, Mr. Majors and Ms. Williams are all independent non-employee directors. The Compensation Committee has primary responsibility for determining executive compensation levels. The board of directors as a whole maintains a philosophy that a significant component of both annual and long-term compensation of executive officers, including that of the Chief Executive Officer, should be linked to measurable performance. A portion of the management compensation has been comprised of bonuses, based on operating and stock price performance, with a particular emphasis on the attainment of planned objectives. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Stock options are granted from time to time to members of management, based primarily on such person's potential contribution to the Company's long-term growth and profitability. The Committee feels that options are an effective incentive to create value for shareholders since the value of an option bears a direct relationship to our stock price. The

Committee  further   recognizes  that  long-term   performance  is  becoming  an
increasingly more important component of overall executive compensation.

     On an annual basis, the Compensation Committee approves performance-based compensation for the named executive officers and other officers. The Compensation Committee typically makes these compensation decisions in the first quarter of a particular fiscal year for the prior fiscal year's performance and sets annual targeted performance goals for the current year. The Compensation Committee sets annual targeted goals for one or more of the following measures of the Company's performance: earnings per share growth, stock price growth, revenue growth, operating income growth, and cash flow growth. In determining the amount of performance-based compensation for a particular year, the Compensation Committee will evaluate to what extent the annual targeted goals for such year were achieved. In addition, the Compensation Committee will consider the performance of the officer's unit, division or function for such year and other performance factors the Compensation Committee deems relevant. The amount of the compensation will be determined by the Compensation Committee with an objective portion based on attainment of set operating income goals and a discretionary portion based on performance across the wider range of goals. In addition, the allocation of such compensation between cash, stock options and deferred stock compensation awards will be determined by the Committee.

     For 2004, our executive compensation program, including that of the Chief Executive Officer, consisted of base salary, a cash bonus, deferred compensation based on current year performance, and long-term stock option awards, all of which relate to the achievement of specific current and long-term goals. Specifically, the cash bonus and deferred compensation paid to the executives of our subsidiaries was based upon achieving, among other things, a targeted pretax income. The Chief Executive Officer was paid a bonus for 2004 based upon achieving specific operating income, cash flow and stock price thresholds, and implementing short and long-term initiatives for improving the Company's return on investment.

     One of the Company's primary objectives is financial performance that achieves several long-term goals, including earnings-per-share growth, revenue growth, stock price growth and a proper diversification of business risks. The Committee believes that its compensation policy promotes those objectives and that compensation levels during 2004 adequately reflect the Company's compensation goals and policies.

               Compensation Committee:              Jackie Majors, Chairperson
                                                    Robert L. Myer
                                                    Cheryl Williams

                                PERFORMANCE GRAPH

         The graph below compares, assuming $100 was invested on December 31, 1998 and assuming the reinvestment of any dividends, our cumulative total shareholder return with the total shareholder returns of all NASDAQ stocks (the "NASDAQ Total") and of all stocks (the "Peer Index") contained in the following three NASDAQ indexes (with each index being given equal weight): Financial, Health Services and Insurance.


The following is a table representation of the performance graph depicted on page 16 of the print version of the proxy.


                        NASDAQ Total         Peer Index      APS Group
                        ----------          -----------      -----------
        12/31/99          100.00               100.00          100.00
        12/29/00           60.31               113.88           40.68
        12/31/01           47.84               123.98          100.34
        12/31/02           33.07               126.71          115.23
        12/31/03           49.45               166.14          286.64
        12/31/04           53.81               196.53          281.76

                             AUDIT COMMITTEE REPORT

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") was comprised of three directors in 2004 and operates under a written charter adopted by the Board. The Committee, among other things,

o reviews with the independent auditors and management the adequacy of the Company's accounting and financial reporting controls;

o reviews with management and the independent auditors significant accounting and reporting principles, practices and procedures applied in preparing the Company's financial statements;

o discusses with the independent auditors their judgment about the quality, not just the acceptability, of the Company's accounting principles used in the Company's financial reporting;

o        reviews the activities and independence of the independent auditors;

o reviews and discusses the audited financial statements with management and the independent auditors and the results of the audit; and

o        appoints independent auditors.

     The Audit Committee is responsible for hiring, terminating and compensating the auditor and approving all related fees. The Audit Committee or a designated member thereof, pre-approves audit and non-audit services rendered by its independent auditors. If pre-approval authority is delegated, the delegate must report back to the Audit Committee at the first Audit Committee meeting following any approval.

     It is the responsibility of our executive management to prepare financial statements in accordance with accounting principles generally accepted in the United States of America and of our independent auditors to audit those financial statements.

     In this context, the Committee has reviewed and held discussions with management and the independent auditors regarding the Company's 2004 financial statements. Management represented to the Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

     In addition, the Committee has discussed with the independent auditors the auditor's independence from the Company and management and has received the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit

Committees). Further, the Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

     The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee considered the independent auditors' provision of non-audit services in 2004 and determined that the provision of those services is compatible with and does not impair the auditors' independence.

                 Audit Committee:                 Cheryl Williams, Chairperson
                                                  Jackie Majors
                                                  Robert L. Myer


                             DESIGNATION OF AUDITORS

Upon the recommendation of our audit committee, our board of directors designated BDO Seidman, LLP, independent registered public accounting firm, to audit our books and accounts for the year ended December 31, 2004. The audit committee has not met to evaluate the performance of its independent auditors in 2004 and, consequently, has not yet selected our independent auditors for 2005. Representatives of our independent auditors will be present at the meeting to respond to appropriate questions, and they will have the opportunity, if they desire, to make a statement.

Fees paid to our auditors' firm during 2004 and 2003 were comprised of the following:

                                                     2004              2003
                                                     ----              ----

     Audit Fees .........................          $135,000         $ 117,000

     Audit-related Fees......................     $  10,000         $   8,000

     Tax Fees...............................      $     --          $      --

     All Other Fees..........................     $     --          $      --
                                                 ----------         ---------

     Total...................................     $ 145,000         $ 125,000
                                                   ========          ========

AUDIT FEES. Audit fees relate to services rendered in connection with the audit of the annual financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Form 10-Q filings.

AUDIT-RELATED FEES. Audit-related services include fees for assurance and related services, such as consultations concerning financial accounting and reporting matters.

TAX FEES.  There were no tax fees in 2004 or 2003.

ALL OTHER FEES.  There were no other fees in 2004 or 2003.

All fees paid in 2004 to our independent auditors were pre-approved by the Audit Committee.

                              CERTAIN SHAREHOLDERS

     The following table sets forth certain information as of April 21, 2005 regarding the amount and nature of the beneficial ownership of our common stock by (a) each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (b) each of our directors and nominees for director, (c) each of our named executive officers, and (d) all of our officers and directors as a group:


                                                       Amount and Nature
                                                        of Beneficial                Percent
Name and Address of                                       Ownership                     of
Beneficial Owner                                       See Notes (1)(2)               Class
----------------------------------------------------------------------------------------------
Kenneth S. Shifrin..........................................689,649                     24.9%
 1301 Capital of Texas Highway, Suite C-300
 Austin, Texas 78746

Heartland Advisors, Inc. (5) ...............................185,649                      7.1%
 790 North Milwaukee St.
 Milwaukee, Wisconsin 53202

First Wilshire Securities Management, Inc. (4) .............230,563                     8.9%
600 South Lake Street, Suite 100
Pasadena, CA 91106-3955

Dimensional Fund Advisors Inc. (3)..........................132,574                     5.1%
 1299 Ocean Ave., 11th Floor
 Santa Monica, California 90401

Daniel  Zeff (6) .......................................... 276,076                    10.6%
C/o Zeff Holding Company, LLC
50 California Street, Suite 1500
San Francisco, CA 94111

W. H. Hayes.................................................137,066                     5.2%
1301 Capital of Texas Highway, Suite C-300
Austin, Texas 78746

William A. Searles......................................... 122,000                     4.6%
1301 Capital of Texas Highway, Suite C-300
Austin, Texas  78746

Robert L. Myer.............................................. 86,400                     3.3%
1301 Capital of Texas Highway, Suite C-300
Austin, Texas 78746


Maury L. Magids..............................................44,000                     1.7%
1301 Capital of Texas Highway, Suite C-300
Austin, Texas  78746

Jackie Majors .............................................. 23,500                      *
1301 Capital of Texas Highway, Suite C-300
Austin, Texas 78746

Cheryl Williams............................................. 13,063                      *
1301 Capital of Texas Highway, Suite C-300
Austin, Texas 78746

All officers and directors as
 a group (9 persons) (7)................................. 1,183,189                    38.4%

* Represents less than 1% of the outstanding shares of common stock at April 21, 2005.


(1) Except as otherwise indicated, and subject to community property laws where applicable, each individual has sole voting and investment power with respect to all shares owned by such individual.

(2) The number of shares of our common stock beneficially owned by our officers and directors includes the following number of shares subject to options that are presently exercisable or exercisable within 60 days after April 21, 2005: Mr. Shifrin, 172,000; Mr. Hayes, 59,000; Mr. Magids, 44,000; Mr. Majors, 19,500; Mr. Myer, 44,000; Mr. Searles, 82,000; Ms. Williams, 12,000. The number of shares beneficially owned by all of our directors and officers as a group, including the above-named directors, includes 484,500 shares subject to options that are presently exercisable or exercisable within 60 days after April 21, 2005.

(3) Based on the Amendment to Schedule 13G filed by Dimensional Fund Advisors Inc., or Dimensional, with the SEC on February 9, 2005, Dimensional may be deemed to have beneficial ownership of 132,574 shares of our common stock as of December 31, 2004, all of which shares are held in funds for which Dimensional serves as investment manager or advisor. Dimensional possesses investment and/or voting power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of all such shares.

(4) Based on Schedule 13G filed by First Wilshire Securities Management, Inc. on April 15, 2005, they beneficially own 230,563 shares of our common stock as of December 31, 2004.

(5) Based on Amendment No. 8 to Schedule 13G filed by Heartland Advisors and William J. Nasgovitz with the SEC on January 13, 2005, Heartland Advisors has shared voting and investment power over 185,649 shares of our common stock.

(6) Based on a Form 4 filed by Daniel Zeff on April 19, 2005, Mr. Zeff, in his capacity as sole manager and member of Zeff Holding Company, LLC, beneficially owns 276,076 shares of our common stock as of April 15, 2005.

(7) Includes the president and chairman of the board, if any, of each of our consolidated subsidiaries.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ASSET MANAGEMENT

         In May 1998, we formed APS Asset Management, Inc., or Asset Management, of which we initially owned 95%. Asset Management was organized to manage fixed income and equity assets for institutional and individual clients on a fee basis. Certain of our officers, directors and employees also invested in Asset Management, paying the same price per share as we did. Their investments are as follows:

                                                                      Initial
 Name                   Title                                        Ownership %
 ----                   -----                                       -----------

 George S. Conwill      President of Investment Services                  1%

 William A. Searles     Director and Chairman of Investment Services      1%


OTHER

     During 2004, Mr. Searles also served as a director and Chairman of the Board of Investment Services. For his additional director services, Mr. Searles was paid monthly director fees of $9,000, plus a non-discretionary incentive amount based on Investment Services achieving certain levels of return on capital. His total non-discretionary incentive compensation earned for these additional director duties was $238,102 in 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, or the SEC, and the NASDAQ Smallcap Market. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms received by us with respect to 2004, or written representations from certain reporting persons, we believe that all filing requirements applicable to our directors and officers and persons who own more than 10% of a registered class of our equity securities have been complied with except for Mr. Myer and Mr. Searles who each failed to timely file a Form 4 with respect to one transaction.

2. PROPOSAL TO APPROVE THE 2005 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

     Our Board of Directors has determined that is in our best interest to continue our practice of making stock options available to those employees and directors responsible for the continued growth of our business, though we expect to significantly reduce the number of options granted in the future. Our Board of Directors believes that providing such employees and directors with an opportunity to acquire a proprietary interest in us creates an increased interest in and greater concern for our growth, success and welfare. Accordingly, our Board of Directors adopted the 2005 Incentive and Non-qualified Stock Option Plan (the "Plan") on April 6, 2005, and directed that it be submitted for shareholder consideration and approval.

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2005 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN.

     The following is a brief summary of the proposed Plan. The Plan is attached as Appendix A to this Proxy Statement and reference is made to such Appendix for a complete statement of the provisions of the Plan.

     The Plan provides for the granting of options to purchase up to 350,000 shares of our common stock; provided that the maximum number of shares of our common stock with respect to which options may be granted to any individual during any calendar year is 150,000. If any option expires or terminates prior to its exercise in full, the shares of our common stock allocable to the unexercised portion of such option may again be available for options under the Plan. The Plan will be administered by an administrative body (the "Committee") designated by our Board of Directors. Our board may designate itself as the Committee or appoint two or more "nonemployee" and "outside" directors, within the meaning of the federal securities laws and the Code (as defined below), to serve as the Committee. Participants under the Plan will be selected by the Committee upon the recommendation of our management. All employees will be eligible for selection to participate in the Plan. The Committee will determine the number of shares underlying options granted to any individual under the Plan, and options will vest and become exercisable in the manner and within the periods specified by the Committee in its discretion. The number and kind of shares subject to the Plan can be appropriately adjusted in the event of any change in the capital structure of the Company (such as a stock split, reverse stock split, stock dividend, combination or reclassification of our common stock).

     The Plan enables us to grant either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not intended to be "incentive stock options". Options may be granted only to our employees, directors and consultants and advisors. No options may be granted under the Plan later than April 6, 2015. Any options granted under the Plan must have an exercise period of no more than ten years. The exercise price per share for each option may not be less than the fair market value on the date of grant, as "fair market value" is defined in the Plan. The Plan provides that payment of the exercise price may be made in cash, by delivery of already owned shares of our common stock, valued at its fair market value on the exercise date, or through such cashless exercise procedures that are deemed acceptable by the Committee. Proceeds received from the optioned shares will be used for general corporate purposes. To the extent that the aggregate fair market value (determined as of the time such option is granted) of the common stock for which any employee may have incentive stock options vest in any calendar year exceeds $100,000, such excess incentive stock options shall be treated as non-qualified options.

     No options shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution or by Committee approved transfer to a "family member" as defined in the Plan, and each option is exercisable during the lifetime of an optionee only by the optionee or the optionee's guardian or legal representative.

     Upon a "Change in Control" (as defined in the Plan), dissolution or liquidation, corporate separation or division, or sale of substantially all assets, the Committee may provide for (1) the continuation of the then outstanding options (if we are the surviving corporation), (2) the assumption of the Plan and the then outstanding options by the surviving entity or its parent,
(3) the substitution by the surviving entity or its parent of options with substantially similar terms as the then outstanding options, (4) the cancellation of outstanding options for a cash payment equal to the in-the-money value thereof or (5) the cancellation of outstanding options without payment of consideration. If vested options would be cancelled without payment, the option holder would have the right to exercise such options before such cancellation. In connection with the alternatives described above, the Committee may in its discretion accelerate unvested options.

     The Board of Directors, subject to certain exceptions, may suspend, terminate or amend the Plan at its discretion.

     No determination has been made with respect to future recipients of options under the Plan and it is not possible to specify the names or positions of the persons to whom options may be granted, or the number of shares, within the limitations of the Plan, to be covered by such options.

     Under currently applicable provisions of the Code, as amended, an optionee will not be deemed to receive any income for federal income tax purposes upon the grant of any option under the Plan, nor will we be entitled to a tax deduction at that time. Upon the exercise of a non-incentive option, the optionee will be deemed to have received ordinary income in an amount equal to the difference between the exercise price and the market price of the shares on the exercise date. We will be allowed an income tax deduction equal to the excess of market value of the shares on the date of exercise over the cost of such shares to the optionee. No income will be recognized by the optionee at the time of exercise of an incentive stock option. If the stock is held at least one year following the exercise date and at least two years from the date of grant of the option, the optionee will realize a capital gain or loss upon sale, measured as the difference between the exercise price and the sale price. If both of these holding period requirements are not satisfied, ordinary income tax treatment will apply to the amount of gain at sale or exercise, whichever is less. If the actual gain exceeds the amount of ordinary income, the excess will be considered short-term or long-term capital gain depending on how long the shares are actually held. No income tax deduction will allowed by us with respect to shares purchased by an optionee upon the exercise of an incentive stock option, provided such shares are held for the required periods as described above.

     Under the Code, an option will generally be disqualified from receiving incentive stock option treatment if it is exercised more than three months following termination of employment. However, if the optionee is disabled, such statutory treatment is available for one year following termination. If the


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optionee  dies while  employed  by us or within  three  months  thereafter,  the statutory time limit is waived altogether. In no event do these statutory provisions extend the rights to exercise an option beyond those provided by its terms.



     3. PROPOSAL TO APPROVE THE AMERICAN PHYSICIANS SERVICE GROUP, INC. AFFILIATED GROUP DEFERRED COMPENSATION PLAN

     Our Board of Directors believes that having key employees and directors participate in the ownership of us aligns them with our shareholders, enhances their motivation and results in longer retention. With the objective of reducing dilution of our shares and in light of the changes in accounting for stock options that will be required beginning after December 31, 2005, we expect to substantially reduce the number of stock options that will be granted in the future. Consequently, our Board of Directors sought alternatives that would allow key employees and directors to continue to participate in the ownership of us while minimizing dilution and expense. The result was the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Plan (the "Deferred Compensation Plan"), which the Board adopted on December 7, 2004 and directed to be submitted for shareholder consideration and approval. Shares granted under the Plan are in lieu of cash awards or stock option grants under current incentive plans and do not represent additional incentives.

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMERICAN PHYSICIANS SERVICE GROUP, INC. AFFILIATED GROUP DEFERRED COMPENSATION PLAN.

     The following is a brief summary of the proposed Deferred Compensation Plan. The Deferred Compensation Plan is attached as Appendix B to this Proxy Statement and reference is made to such Appendix for a complete statement of the provisions of the Deferred Compensation Plan.

     The Deferred Compensation Plan provides for the granting of up to 150,000 shares of our common stock to directors and key employees (the "Participants"). The Deferred Compensation Plan will be administered by the Compensation Committee, comprised of three members, all of whom are "nonemployee directors", within the meaning of federal securities laws. The Committee will determine the number of shares to be awarded. Distribution of the shares will be controlled by the terms of the Deferred Compensation Plan.

     The Deferred Compensation Plan is intended to be an unfunded, unsecured promise to pay the Participant the shares, subject to the terms and conditions of the Deferred Compensation Plan. At such time as shares are to be distributed to Participants, our board will determine whether to fund the shares through open market purchases or from authorized but unissued shares.

     Shares are earned in the year of award. Payout of the shares is subject to a schedule whereby shares become eligible for payout over five years, in equal annual amounts, following the grant (the "eligible shares"). Upon reaching age 60, Participants are entitled to receive the eligible shares and the shares that become eligible each year thereafter.



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

     In the event that a Participant is terminated or resigns, and signs a non-competition agreement, all of the shares granted become eligible and will be paid out in four equal annual installments beginning with the date of the non-competition agreement. In the event that a terminating participant does not sign a non-competition agreement or if a participant is terminated for Cause (as defined in the Deferred Compensation Plan), the participant will receive only the eligible shares and shares not yet eligible will be forfeited and allocated pro rata to the other participants.

     All shares granted, whether or not eligible, are to be paid out in the event of the death or disability of the participant.

     Under currently applicable provisions of the Internal Revenue Code of 1986, as amended, a participant will not be deemed to have received any income for federal tax purposed upon the grant of deferred shares under the Deferred Compensation Plan, nor will we be entitled to a tax deduction at that time. Upon becoming entitled to receive the deferred shares the participant will be deemed to have received ordinary income, taxable as compensation, in an amount equal to the fair value of the shares on the date he or she is entitled to receive them. We will be allowed an income tax deduction in a like amount at that time.

     The Committee has made stock grants under the Deferred Compensation Plan to the individuals and in the amounts set forth in the table titled "Executive Compensation -- Long-Term Incentive Plans -- Awards in Last Fiscal Year" with respect to our named executive officers and as described under "Election of Directors -- Compensation of Directors" with respect to our directors. These grants were made subject to shareholder approval of the Deferred Compensation Plan. If our shareholders do not approve the Deferred Compensation Plan, then such stock grants would be converted to non-deferred cash awards as follows: Mr. Shifrin - $113,224; Mr. Hayes - $25,233; Mr. Magids - $120,235; Mr. Searles -
$10,120; Mr. Majors - $10,120; Mr. Myer - $10,120; and Ms. Williams - $10,120.

                              SHAREHOLDER PROPOSALS

     Any of our shareholders meeting certain minimum stock ownership and holding period requirements may present a proposal to be included in our proxy statement for action at the annual meeting of shareholders to be held in 2006 pursuant to Rule 14a-8 of the Exchange Act. Such shareholder must deliver such proposal to our principal executive offices no later than January 6, 2006, unless we notify the shareholders otherwise. Only those proposals that are appropriate for shareholder action and otherwise meet the requirements of Rule 14a-8 of the Exchange Act may be included in our proxy statement.

     A shareholder who otherwise intends to present business, other than for the nomination of a person for election to our board of directors, at our 2006 annual meeting of shareholders must comply with the requirements set forth in our bylaws, which require, among other things, that to bring business before our 2006 annual meeting, a shareholder must give written notice that complies with our bylaws to our Secretary at our principal executive offices. A shareholder's notice shall be timely if received by our Secretary no earlier then January 15, 2006 and no later than February 14, 2006, unless we notify our shareholders otherwise.

     A shareholder who intends to nominate a person for election to our board of directors at the 2006 annual meeting must give written notice that complies with


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

our bylaws to our Secretary at our principal executive offices no earlier then January 15, 2006 and no later than February 14, 2006, unless we notify our shareholders otherwise.

     As a result, a notice of a shareholder proposal for the 2006 annual meeting, submitted other than pursuant to Rule 14a-8, will be untimely if not received by us within the time deadlines required by our bylaws as described above. As to any such proposals, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed within the time deadlines required by our bylaws as described above. Even if proper notice is received on a timely basis, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Exchange Act.

                                  OTHER MATTERS

     Our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy will vote the proxies in accordance with their judgment on such matters.


                                   By Order of our Board of Directors

                                   /s/ W.H. Hayes
                                   -------------------------
                                   W. H. HAYES
                                   Secretary







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